SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                                 X
Filed by a Party other than the Registrant
                  Check the appropriate box:

       Preliminary Proxy Statement                    Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
       Definitive Proxy Statement
  X    Definitive additional materials
       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             AETNA SERIES FUND, INC.
                         AETNA VARIABLE PORTFOLIOS, INC.
                        AETNA GENERATION PORTFOLIOS, INC.
                             AETNA BALANCED VP, INC.
                                 AETNA GET FUND
                           AETNA VARIABLE ENCORE FUND
                               AETNA INCOME SHARES
                               AETNA VARIABLE FUND
     (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   X   No fee required.
       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

         Fee paid previously with preliminary materials:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

            Field and Customer Service Talk Points - ING Acquisition,
                                 October 5, 2000

We've developed these key messages for Aetna Financial Services' field representatives and customer service representatives to use when answering questions about the status of the sale between Aetna Inc. and ING. PLEASE KEEP IN MIND THAT PROXY INITIATIVES CANNOT BE DISCUSSED WITH CUSTOMERS PRIOR TO THE RECEIPT OF THE PROXY MATERIALS BY THE CUSTOMERS. YOU MAY SHARE THIS INFORMATION VERBALLY, BUT THE DOCUMENT ITSELF IS FOR INTERNAL USE ONLY AND MAY NOT BE COPIED, FAXED OR DISTRIBUTED IN WRITTEN FORM TO EXTERNAL AUDIENCES.

If you have questions, please contact Tracy Sherman at (860) 273-5509 or Jamie Salafia 273-2181.

- We announced in July that Aetna had reached a definitive agreement to sell Aetna Financial Services and Aetna International to ING Group. Our goal is to close the sale by the end of the year.

- Under the federal securities laws Aetna Financial Services was required to send certain customers supplemental information to their prospectuses or regulatory documents. These have already been mailed to specified customers.

- Individual fund shareholders and sponsors or participants who have interests in the funds through retirement plans may be asked to vote on a number of matters regarding certain funds in connection with the closing of the Aetna-ING transaction. Each proxy statement will explain in detail what they are being asked to vote on. Please remind customers THAT THE FUNDS AND THEIR INVESTMENT OBJECTIVES WILL NOT CHANGE AS A RESULT OF THESE PROXY SOLICITATIONS. THEY WILL STILL HAVE THE SAME OWNERSHIP INTEREST IN THE SAME FUNDS.

- Nothing is changing about our commitment or ability to provide valuable products and services to all the customers who rely on us every day to be the company that offers them smart solutions.

- This does not impact our ability or intent to meet our contractual and other obligations to our customers.

- Once the sale is complete, we will be part of one of the 15 largest companies in the world (based on revenue and other key measures) and the world's second largest life company (based on revenues). As part of this organization, we will be able to offer you even more choices and more flexibility in how you manage and work toward your life goals.


Insurance products offered through Aetna Life Insurance and Annuity Company (or Aetna Insurance Company of America; not available in NY). Securities offered through Aetna Investment Services, Inc. or by other authorized Broker-Dealers who have an agreement with Aetna's principal underwriters.

[Aetna Financial Services logo]
                                                        Thomas J. McInerney
                                                        President
                                                        Aetna Financial Services

October 5, 2000

Dear Aetna Financial Services Customer:

As you may have heard by now, our parent company, Aetna Inc. entered into a definitive agreement in July to sell Aetna Financial Services to ING Group. Nothing has changed or will change about our commitment or ability to provide valuable products and services to all the customers who rely on us every day to be the company that offers them smart solutions. This sale does not impact our ability or intent to meet our contractual and other obligations to you.

As we have prepared to become part of the ING organization, it has been our goal to maintain the same high standard of service that you have grown to expect, and to make this move to ING as "transparent" as possible. At the same time, the procedures around the sale require us to provide necessary legal supplements to prospectuses or regulatory documents and to solicit proxy votes from certain fund shareholders.

- Under the federal securities laws we are required to send certain customers supplemental information to their prospectuses or regulatory documents, and these have already been mailed.

- Through your participation in a retirement plan, you may be asked to vote on a number of matters regarding certain funds in connection with the closing of the Aetna-ING transaction. Each proxy statement will explain in detail what you are being asked to vote on. Please keep in mind THAT THE FUNDS AND THEIR INVESTMENT OBJECTIVES WILL NOT CHANGE AS A RESULT OF THE PROXY SOLICITATION. YOU WILL STILL HAVE THE SAME OWNERSHIP INTERESTS IN THE SAME FUNDS.

Aetna's goal is to complete the sale by year-end. I continue to be excited about this new relationship between ING and Aetna Financial Services because of the opportunities it represents for you and your family. All of us at Aetna Financial Services appreciate your business and we are committed to continuing our partnership with you in the years to come.

If you have any questions, please contact your local sales representative or visit our website at aetnafinancial.com.

Sincerely,

/s/ Thomas J. McInerney
Thomas J. McInerney


Insurance products offered through Aetna Life Insurance and Annuity Company (or Aetna Insurance Company of America; not available in NY). Securities offered through Aetna Investment Services, Inc. or by other authorized Broker-Dealers who have an agreement with Aetna's principal underwriters.

[Aetna Financial Services logo]

                                                        Thomas J. McInerney
                                                        President
                                                        Aetna Financial Services

October 5, 2000

Dear Aetna Financial Services Customer:

Earlier this year, Aetna Inc. announced it had entered into a definitive agreement to sell Aetna Financial Services to ING Group. Since the announcement, we at Aetna Financial Services have remained focused on providing the products and services that you want and expect from Aetna Financial Services. At the same time, we have been doing the necessary work to make our transition seamless to you.

As I said in July, nothing will change about our commitment or ability to provide valuable products and services to all the customers who rely on us every day to be the company that offers them smart solutions. This sale does not impact our ability or intent to meet our contractual and other obligations to our customers.

It has been our goal to maintain the same high standard of service that our customers have grown to expect, and to make this move to ING as "transparent" to our customers as possible. At the same time, the procedures around the sale require us to provide necessary legal supplements to prospectuses or regulatory documents and to solicit proxy votes from certain fund shareholders. The following list outlines some of our action steps:

- Under the federal securities laws we are required to send to certain customers supplemental information to their prospectuses or regulatory documents, and these have already been mailed.

- Through your retirement plan, you or your plan participants may be asked to vote on a number of matters regarding certain funds in connection with the closing of the Aetna-ING transaction. Each proxy statement will explain in detail what you are being asked to vote on. Please keep in mind THAT THE FUNDS AND THEIR INVESTMENT OBJECTIVES WILL NOT CHANGE AS A RESULT OF THE PROXY SOLICITATION. YOU WILL STILL HAVE THE SAME OWNERSHIP INTEREST IN THE SAME FUNDS.

Aetna's goal is to complete the sale by year-end. We will continue to provide updates as needed on milestones that are important to you. In the meantime, please feel free to share the attached letter with your plan participants or refer them to their local sales representatives, or visit our website at aetnafinancial.com. Thank you for allowing us the opportunity to provide smart solutions for you and your participants.

Sincerely,


/s/ Thomas J. McInerney
Thomas J. McInerney


Insurance products offered through Aetna Life Insurance and Annuity Company (or Aetna Insurance Company of America; not available in NY). Securities offered through Aetna Investment Services, Inc. or by other authorized Broker-Dealers who have an agreement with Aetna's principal underwriters.